UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008

DEKANIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-33285	84-1703721
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Dekania under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 28, 2008, Thomas H. Friedberg resigned as President, Chief Executive Officer and as Chairman of the Board of Directors of Dekania Corp. (the “Company”), effective no later than October 31, 2008. Mr. Friedberg’s departure is not related to any disagreement with the Company or with the Company’s operations, policies or practices.

David Nathanial, the Company’s Chief Investment Officer, will assume the responsibilities of principal executive officer, effective on October 31, 2008. For information relating to Mr. Nathanial, please see the Company’s annual report on Form 10-K for the year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEKANIA CORP.

	By:	/s/ David Nathanial
	Name:	David Nathanial
Date: November 3, 2008	Title:	Chief Investment Officer and Secretary